SUPPLEMENT DATED NOVEMBER 14, 2018
TO THE PROSPECTUS DATED JULY 15, 2018,
AS REVISED AUGUST 15, 2018,
OF
MORNINGSTAR FUNDS TRUST
Morningstar Global Income Fund
Morningstar Defensive Bond Fund
Morningstar Unconstrained Allocation Fund
Morningstar Alternatives Fund
(each, a "Fund," and collectively, the "Funds")

The Prospectus is amended as follows:

I. The paragraph and table following the "Fund Management" heading in the Summary Section for each of the above-listed Funds is replaced with the following:

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund's portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser(s) listed below.
Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC
Marta K. Norton, CFA[1]	Portfolio Manager and Head of U.S. Outcome-Based Strategies	Since Inception
Edward Fane, CFA	Portfolio Manager	November 2018

1  Marta K. Norton is currently on maternity leave and is expected to return in February 2019.

II. In the "Management of the Funds—Investment Adviser" section of the Prospectus, the following paragraph is added following the biography for Marta K. Norton, CFA:

Edward Fane, CFA (Morningstar Global Income Fund, Morningstar Defensive Bond Fund, Morningstar Unconstrained Allocation Fund, and Morningstar Alternatives Fund)—Edward Fane is a portfolio manager in the U.S. outcomes-orientated group for real return and income strategies in Morningstar's Investment Management Group.  He is also the global asset class leader within the U.S. fixed income team. Fane is responsible for subadviser selection and oversight, allocating the Funds' assets to the subadvisers and any ETFs that are selected, constructing the portfolios to achieve desired asset class exposures including any residual cash, in addition to other portfolio management responsibilities. Prior to joining Morningstar's U.S. Investment Management Group in 2018, Fane was a member of Morningstar's European Investment Management Group, which he joined in 2014. There, he served as European lead for strategic bond and emerging market debt managers, and assumed the role of emerging market debt asset class lead for the global investment management business.  Prior to joining Morningstar, Fane worked at Thesis Asset Management, where he helped to grow the institutional focused business and dedicated fund research department. His role covered private office and business-to-business relationships, as well as co-managing the firm's suite of multi-asset unit trusts. Fane led the fixed income fund research effort for Thesis Asset Management and sat on the fixed income asset allocation committee.  Fane holds a BA (Hons) in Philosophy from Warwick University, UK, a Chartered Institute of Securities and Investment diploma and is a CFA charterholder. Fane has served as a portfolio manager for the Funds since November 2018.

Please retain this supplement for future reference.